                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    _______

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  August 21, 2000


                           Mercator Software, Inc.
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           (Exact name of Registrant as specified in its charter)


                         45 Danbury Road, Wilton, CT
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                  (Address of principal executive offices)


                                    06897
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                                 (Zip Code)


                               (203) 761-8600
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             Registrant's telephone number, including area code


                         No change since last report
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           (Former name or address, if changed since last report)

DELAWARE                                  0-22667                     06-1132156
------------------------------------      -------                     ----------
(State or other jurisdiction of           (Commission file number)    (I.R.S. Employer
 incorporation or organization)                                       Identification No.)


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Item 5.  Other Events.
----------------------

     On August 21, 2000, Mercator Software, Inc. issued a press release incorporated herein by reference and attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)   Exhibits:
           --------

     Exhibit No.             Description
     ----------------------  ----------------------------------------
     99.1                    Press release dated August 21, 2000.

                                      -2-
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MERCATOR SOFTWARE, INC.


                                By: /s/ Constance F. Galley
                                ---------------------------------------------
                                Name:   Constance F. Galley
                                Title:  President and Chief Executive Officer



Date: August 21, 2000

                                      -3-
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                                 EXHIBIT INDEX



Exhibit No.         Description
------------------  ---------------------------------------------------

99.1                Press release of the Company dated August 21, 2000.